Exhibit 10.5

ASSIGNMENT OF PURCHASE AGREEMENT

THIS ASSIGNMENT OF PURCHASE AGREEMENT is made and entered into as of this 17th day of February, 2015, by and between CARTER VALIDUS PROPERTIES II, LLC, a Delaware limited liability company (“Assignor”), and HCII-5100 INDIAN CREEK PARKWAY, LLC, a Delaware limited liability company (“Assignee”).

RECITALS

A. Assignor is the Purchaser under that that certain Purchase Agreement entered into by and between Overland Park Rehab, LP, a Texas limited partnership, as Seller, and Carter Validus Properties, LLC, a Delaware limited liability company (“Carter”), pursuant to that certain Purchase Agreement dated July 24, 2013, (the “Contract”), which Contract was subsequently assigned by Carter, to Carter Validus Properties II, LLC, a Delaware limited liability, as Purchaser, pursuant to that certain Assignment of Purchase Agreement dated October 13, 2014 (the “Assignment”), and which Contract was subsequently amended by that certain First Amendment to Purchase Agreement dated January 20, 2015 (the “First Amendment”), (the Assignment, the Contract and the First Amendment are collectively referred to as the “Agreement”); relative to certain Real Property, Improvements, Intangible Property and Personal Property (as defined in the Agreement), located or necessary for the operation of the property located in Overland Park, Johnson County, Kansas (the “ Property”), as more particularly described in the Agreement.

B. Assignor wishes to assign to Assignee, all of its rights under the Agreement in return for Assignee’s agreement to assume all of Assignor’s obligations under the Agreement.

NOW, THEREFORE, for valuable consideration to Assignor in hand paid by Assignee, the receipt and sufficiency of which are hereby acknowledged by Assignor, the parties agree as follows:

Assignor does hereby sell, assign, transfer and deliver unto Assignee all of Assignor’s right, title and interest in and to the Agreement (including, without limitation, the rights of Assignor in all deposit monies paid by Assignor under the Agreement), regarding and relating to the Property which is the subject of the Agreement.

Assignee, by the acceptance hereof, hereby assumes all rights and obligations of Assignor as Purchaser under the Agreement and agrees to be bound by all of the terms and conditions of the Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.

WITNESSES:		ASSIGNOR:

Carter Validus Properties II, LLC,
a Delaware limited liability company

/s/ Elizabeth Fay		By:	/s/ Lisa Collado
Print Name:	Elizabeth Fay
Date:
/s/ Patrice Wolfe
Print Name:	Patrice Wolfe

WITNESSES:		ASSIGNEE:

HCII-5100 Indian Creek Parkway, LLC,
a Delaware limited liability company

		By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, Its Sole Member

By: Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, Its General Partner
/s/ Patrice Wolfe
Print Name:	Patrice Wolfe
			By:	/s/ John E. Carter
/s/ Anatalia Sanchez			Name:	John E. Carter
Print Name:	Anatalia Sanchez		Its:	CEO